SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of report February 7, 1997

                          Commission File No. 0-19542

                                APPLE SOUTH, INC.
             (Exact name of registrant as specified in its charter)

                               Georgia 59-2778983
          (State of Incorporation) (I.R.S. Employer Identification No.)

                              Hancock at Washington
                             Madison, Georgia 30650
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (706) 342-4552


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Item 5.  Other Events

         Pursuant to Rule 135c promulgated under the Securities Act of 1933 (The "Act"), the Registrant is hereby filing a notice that it proposes to make an offering of securities not registered under the Act, which notice is attached hereto as Exhibit 99.1


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

                  99.1     Press Release of Registrant dated February 7, 1997.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      APPLE SOUTH, INC.


Date: February 10, 1997                          By: /s/ Erich J. Booth
                                                     -------------------
                                                     Erich J. Booth
                                                     Chief Financial Officer




































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                                  EXHIBIT INDEX



(c)      Exhibits

         99.1 Press release of Registrant dated February 7, 1997.

















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